SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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ARGON ST, INC.

(Name of Registrant as Specified In Its Charter)

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ARGON ST, INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
ARGON ST, INC.
12701 FAIR LAKES CIRCLE, SUITE 800
FAIRFAX, VIRGINIA 22033
Stockholder Meeting to be held on February 23, 2010
Proxy Materials Available
•	Notice and Proxy Statement

•	Annual Report
PROXY MATERIALS — VIEW OR RECEIVE
You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before February 10, 2010.
HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number(s) (located on the following page) available and visit: www.proxyvote.com
HOW TO REQUEST A COPY OF MATERIALS
1)	BY INTERNET — [www.proxyvote.com]

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	Tuesday, February 23rd, 2010
Meeting Time:	10:00 a.m. EST
For holders as of:	Monday, January 4th, 2010
Meeting Location:
Argon ST, Inc. Headquarters
Argon ST, Inc.
12701 Fair Lakes Circle, Suite 800
Fairfax, Virginia 22033
Meeting Directions:
For Meeting Directions Please Call:
(703) 322-0881
How To Vote
Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. You can vote by accessing the Internet at www.proxyvote.com up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.
Vote In Person
Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Voting items
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ALL ELEVEN OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL 2.
1.	Election of Directors

Nominees:
01)   Terry L. Collins
02)   S. Kent Rockwell
03)   John Irvin
04)   Victor F. Sellier
05)   Thomas E. Murdock
06)   Lloyd A. Semple
07)   Peter A. Marino
08)   David C. Karlgaard
09)   Robert McCashin
10)   Maureen Baginski
11)   Delores M. Etter
2.	To ratify the Audit Committee’s selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2010.

3.	Transact such other business as may properly come before the meeting.